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SPECIMEN STOCK CERTIFICATE



                                           Document is copied.



   NUMBER                                                          SHARES


                           On The Go Healthcare, Inc.

                    INCORPORATED UNDER THE LAWS OF DELAWARE

                                                               SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


                                  COMMON STOCK             CUSIP  68219M  10  5


                                   [SPECIMEN]
                                [NOT NEGOTIABLE]


This Certifies That:

is owner of:


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001PAR VALUE EACH OF
                          On The Go Healthcare, Inc.

transferrable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:                      COUNTERSIGNED:
                              INTERNATIONAL REGISTRAR AND TRANSFER AGENCY, INC.
                                         P.O. BOX 62405, BOULDER CITY, NV 89006
                                                                 TRANSFER AGENT
                            BY:


                                                           AUTHORIZED SIGNATURE


                                [CORPORATE SEAL]


        /s/ Carol Segal                             /s/ Stuart Turk
          SECRETARY                                       PRESIDENT



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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -       Custodian
TEN ENT - as tenants by the                               ---------------------
          entireties                                       (Cust)       (Minor)
JT TEN  - as joint tenants with                   under Uniform Gifts to Minors
          right of survivorship                         Act
          and not as tenants in                             -----------------
          common                                                       (State)



    Additional abbreviations may also be used though not in the above list.


     For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
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of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________




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                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION ON OR ENLARGEMENT OR ANY
                                                             CHANGE WHATSOEVER.








THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.